                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 14, 2000, relating to the financial statements and financial highlights which appears in the November 30, 1999 Annual Report to Shareholders of The U.S. Large Company Series, The Enhanced U.S. Large Company Series, The U.S. Large Cap Value Series, The Tax-Managed U.S. Marketwide Value Series, The U.S. 4-10 Value Series, The U.S. 6-10 Value Series, The U.S. 6-10 Small Company Series, The U.S. 9-10 Small Company Series, The DFA International Value Series, The Japanese Small Company Series, The Pacific Rim Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Global Value Series, The Emerging Markets Series, The Emerging Markets Small Cap Series, The DFA One-Year Fixed Income Series, and The DFA Two-Year Global Fixed Income Series, (constituting portfolios within the DFA Investment Trust Company), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings, "Service Providers" and "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP

Philadelphia, PA
March 24, 2000

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 14, 2000, relating to the financial statements and financial highlights which appears in the November 30, 1999 Annual Report to Shareholders of U.S. Large Cap Value Portfolio II (constituting a portfolio within the Dimensional Investment Group Inc.), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Accountants" and "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP

Philadelphia, PA
March 24, 2000

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 14, 2000, relating to the financial statements and financial highlights which appears in the November 30, 1999 Annual Report to Shareholders of DFA International Value Portfolio III, U.S. Large Cap Value Portfolio III and Tax-Managed U.S. Marketwide Value Portfolio II (constituting portfolios within the Dimensional Investment Group Inc.), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Accountants" and "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP

Philadelphia, PA
March 24, 2000

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 14, 2000, relating to the financial statements and financial highlights which appears in the November 30, 1999 Annual Report to Shareholders of RWB/DFA U.S. High Book To Market Portfolio, RWB/DFA Two-Year Corporate Fixed Income Portfolio, and RWB/DFA Two-Year Government Portfolio (constituting portfolios within the Dimensional Investment Group Inc.), and RWB/DFA International High Book To Market Portfolio (constituting a portfolio within the DFA Investment Dimensions Group Inc.) which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Accountants" and "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP

Philadelphia, PA
March 24, 2000

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 14, 2000, relating to the financial statements and financial highlights which appears in the November 30, 1999 Annual Report to Shareholders of U.S. Large Company Institutional Index Portfolio (constituting a portfolio within the Dimensional Investment Group Inc.), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Accountants" and "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP

Philadelphia, PA
March 24, 2000

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 14, 2000, relating to the financial statements and financial highlights which appears in the November 30, 1999 Annual Report to Shareholders of U.S. 6-10 Value Portfolio II (constituting a portfolio within the Dimensional Investment Group Inc.), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Accountants" and "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP

Philadelphia, PA
March 24, 2000

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 14, 2000, relating to the financial statements and financial highlights which appears in the November 30, 1999 Annual Report to Shareholders of DFA International Value Portfolio II (constituting a portfolio within the Dimensional Investment Group Inc.), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Accountants" and "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP

Philadelphia, PA
March 24, 2000

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 14, 2000, relating to the financial statements and financial highlights which appears in the November 30, 1999 Annual Report to Shareholders of DFA International Value Portfolio IV and Emerging Markets Portfolio II (constituting portfolios within the Dimensional Investment Group Inc.), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Accountants" and "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP

Philadelphia, PA
March 24, 2000

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 14, 2000, relating to the financial statements and financial highlights which appears in the November 30, 1999 Annual Report to Shareholders of The DFA 6-10 Institutional Portfolio (constituting a portfolio within the Dimensional Investment Group Inc.), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Accountants" and "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP

Philadelphia, PA
March 24, 2000